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                                                                   EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

   As independent public accountants, we hereby consent to the incorporation of our reports dated March 5, 1999 and March 30, 2001 for Razorfish, Inc. and subsidiaries, included in this Form 10-K/A, into the Company's previously filed Registration Statements File Nos. 333-55422, 333-30410, 333-90495, and 333-77373.

                                              ARTHUR ANDERSEN LLP

New York, New York
October 31, 2001

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